Significant Accounting Policies (Details) - Summary of the carrying value excluding gross unrealized holding loss and fair value of held to maturity securities - US Treasury Securities [Member] - USD ($)
	Sep. 30, 2022	Dec. 31, 2021
Schedule of Held-to-Maturity Securities [Line Items]
Carrying Value	$ 332,011,036	$ 330,082,791
Gross Unrealized Gains (Losses)	(2,492)	2,750
Fair Value	$ 332,008,544	$ 330,085,541